Copeland International Risk Managed Dividend Growth Fund

Supplement dated October 21, 2016

to the Copeland International Dividend Growth Fund Prospectus (the “Fund”)

dated March 31, 2016

Effective September 30, 2016, the Fund’s primary benchmark is the MSCI World ex U.S. Index benchmark. The change was made because the Adviser has determined that the MSCI World ex U.S. Index better reflects the universe of potential stocks for inclusion in the Fund.

The Average Annual Total Returns table and benchmark descriptions in the section of the Prospectus entitled “Fund Summary — Performance” is deleted in its entirety and replaced with the following:

Performance Table

Average Annual Total Returns

(For period ended December 31, 2015)

Class A Shares(1)	One Year	Since Inception of the Class (2)
Return before taxes	(8.21)%	0.76%
Return after taxes on distributions	(8.21)%	0.75%
Return after taxes on distributions and sale of Fund shares	(4.65)%	0.58%
Class C Shares
Return before taxes	(3.37)%	1.99%
Class I Shares
Return before taxes	(2.53)%	2.83%
MSCI All-Country World ex U.S. (net) Index(3)	(5.66)%	1.81%
MSCI World ex U.S. (net) Index(3)	(3.04)%	4.17%

(1)	Performance reflects the deduction of the maximum sales charge of 5.75%.

(2)	The Fund commenced operations on December 17, 2012 in all three share classes.

(3)	Effective September 30, 2016, the Fund changed its primary benchmark from the MSCI All Country ex US to the MSCI World ex US. The MSCI All Country World ex U.S. (net) Index and MSCI World ex U.S. (net) Index are free float-adjusted market capitalization indices designed to measure equity market performance in the global developed and emerging markets excluding holdings in the United States and is net of any withholding taxes. Index returns assume reinvestment of dividends. Unlike the Fund’s returns, however, they do not reflect any fees or expenses. An investor cannot invest directly in an index. The performance shown for the MSCI All County World ex U.S. Index and MSCI World ex U.S. (net) Index Since Inception utilizes the inception date of each Class, which is December 17, 2012.

After-tax returns above are shown for Class A shares of the Fund; after-tax returns for the Fund’s Class C and Class I shares will vary. After-tax returns are calculated using the highest historical individual federal marginal income tax rate and do not reflect the impact of state and local taxes. Actual after-tax returns depend on a shareholder’s tax situation and may differ from those shown. The after-tax returns are not relevant if you hold your Fund shares in tax-deferred arrangements, such as 401(k) plans or individual retirement accounts (“IRA”).

This Supplement, the Prospectus and Statement of Additional Information provide information that you should know before investing in the Fund and should be retained for future reference. The Prospectus and Statement of Additional Information have been filed with the Securities and Exchange Commission and are incorporated herein by reference. All these documents are available upon request and without charge by calling Shareholder Services at 1-888-9-COPELAND or on the website at www.copelandfunds.com.